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                                                                    EXHIBIT 23.3

                       CONSENT OF SPECIAL PATENT COUNSEL

     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of Pharmacyclics, inc. for the registration of 2,012,500 shares of its Common Stock.

                                          By:     /s/ DAVID A. ANDERSON
                                            ------------------------------------
                                                BRINKS HOFER GILSON & LIONE

Chicago, Illinois
December 30, 1997